    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 31, 1999


                                                      REGISTRATION NO. 333-78665
--------------------------------------------------------------------------------
--------------------------------------------------------------------------------
                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549
                            ------------------------

                                AMENDMENT NO. 3

                                       TO

                                    FORM S-4
                             REGISTRATION STATEMENT
                                     UNDER
                           THE SECURITIES ACT OF 1933
                            ------------------------

                      FAIRCHILD SEMICONDUCTOR CORPORATION
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                          3674                         77-0449095
 (STATE OR OTHER JURISDICTION    (PRIMARY STANDARD INDUSTRIAL          (I.R.S. EMPLOYER
      OF INCORPORATION OR         CLASSIFICATION CODE NUMBER)         IDENTIFICATION NO.)
         ORGANIZATION)

                      333 WESTERN AVENUE, MAIL STOP 01-00
                          SOUTH PORTLAND, MAINE 04106
                                 (207) 775-8100
  (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE, OF
                   REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                           -------------------------

                   SEE TABLE OF ADDITIONAL REGISTRANTS BELOW
                           -------------------------
                             DANIEL E. BOXER, ESQ.
            EXECUTIVE VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                      FAIRCHILD SEMICONDUCTOR CORPORATION
                      333 WESTERN AVENUE, MAIL STOP 01-00
                          SOUTH PORTLAND, MAINE 04106
                                 (207) 775-8100
 (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA CODE,
                             OF AGENT FOR SERVICE)
                           -------------------------
                                WITH COPIES TO:
                             NINA P. GRAYSON, ESQ.
                             DECHERT PRICE & RHOADS
                              30 ROCKEFELLER PLAZA
                            NEW YORK, NEW YORK 10112
                                 (212) 698-3500
                           -------------------------
    APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after the effective date of this Registration Statement.

    If any of the securities being registered on this Form are being offered in connection with the formation of a holding company and there is compliance with General Instruction G, check the following box. [ ]

    If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

    If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]
                           -------------------------

                        CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------
                                                     PROPOSED MAXIMUM     PROPOSED MAXIMUM
     TITLE OF EACH CLASS OF        AMOUNT TO BE       OFFERING PRICE     AGGREGATE OFFERING      AMOUNT OF
  SECURITIES TO BE REGISTERED       REGISTERED         PER UNIT(1)            PRICE(1)       REGISTRATION FEE
--------------------------------------------------------------------------------------------------------------
10 3/8% Senior Subordinated
  Notes Due 2007................   $300,000,000            100%             $300,000,000        $83,400(2)
--------------------------------------------------------------------------------------------------------------
Guarantees of Fairchild
  Semiconductor International,
  Inc. and Fairchild
  Semiconductor Corporation of
  California....................   $300,000,000             --                   --                $0(3)
--------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------

(1) Estimated pursuant to Rule 457(f) solely for purposes of calculating the registration fee.

(2) Previously paid.

(3) Pursuant to rule 457(n), no separate fees are payable for the guarantees.
                           -------------------------
    THE REGISTRANTS HEREBY AMEND THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANTS SHALL FILE A FURTHER AMENDMENT WHICH SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH SECTION 8(a) OF THE SECURITIES ACT OF 1933 OR UNTIL THE REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(a), MAY DETERMINE.

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                      FAIRCHILD SEMICONDUCTOR CORPORATION

                        TABLE OF ADDITIONAL REGISTRANTS

                                                                      PRIMARY
                                                                      STANDARD
                                                                     INDUSTRIAL           IRS
                                                                   CLASSIFICATION       EMPLOYER
                                                    STATE OF            CODE         IDENTIFICATION
NAME                                              INCORPORATION        NUMBER             NO.
----                                              -------------    --------------    --------------
Fairchild Semiconductor International, Inc. ....    Delaware            3674           04-3363001
Fairchild Semiconductor Corporation of
  California....................................    Delaware            3674           04-3398512

     The address, including zip code, and telephone number, including area code, of the principal offices of the additional registrants listed above (the "Additional Registrants") is: 333 Western Avenue, Mail Stop 01-00, South Portland, Maine 04100; the telephone number at that address is (207) 775-8100.

                            NOTE TO AMENDMENT NO. 3



     The purpose of this Amendment No. 3 to Form S-4 Registration Statement is to file a signed consent, dated August 26, 1999, of KPMG LLP relating to Fairchild Semiconductor Corporation of California, which consent was inadvertently filed with Amendment No. 2 to Form S-4 Registration Statement as
Exhibit 23.05 without a conformed signature.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the below-named Registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South Portland, State of Maine, on the 31st day of August 1999.


                                      FAIRCHILD SEMICONDUCTOR
                                      CORPORATION

                                      By: /s/ DANIEL E. BOXER
                                         ---------------------------------------
                                         Executive Vice President
                                         and General Counsel


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities at the above-named Registrant on August 31, 1999.


                     SIGNATURE                                            TITLE
                     ---------                                            -----

                         *                           Chairman of the Board of Directors, President
---------------------------------------------------    and Chief Executive Officer (principal
                   Kirk P. Pond                        executive officer)

                         *                           Executive Vice President, Chief Financial
---------------------------------------------------    Officer and Director (principal financial
                 Joseph R. Martin                      officer)

                /s/ DAVID A. HENRY                   Vice President, Corporate Controller (principal
---------------------------------------------------    accounting officer)
                  David A. Henry

                         *                           Director
---------------------------------------------------
                 William N. Stout

                         *                           Director
---------------------------------------------------
                 Paul C. Schorr IV

                         *                           Director
---------------------------------------------------
                 Ronald W. Shelly

* By: /s/ DANIEL E. BOXER
     -------------------------------------------------
     Daniel E. Boxer
     Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the below-named Registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South Portland, State of Maine, on the 31st day of August 1999.


                                      FAIRCHILD SEMICONDUCTOR
                                      INTERNATIONAL, INC.

                                      By: /s/ DANIEL E. BOXER
                                         ---------------------------------------
                                         Executive Vice President
                                         and General Counsel


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities at the above-named Registrant on August 31, 1999.


                     SIGNATURE                                            TITLE
                     ---------                                            -----

                         *                           Chairman of the Board of Directors, President
---------------------------------------------------    and Chief Executive Officer (principal
                   Kirk P. Pond                        executive officer)

                         *                           Executive Vice President, Chief Financial
---------------------------------------------------    Officer and Director (principal financial
                 Joseph R. Martin                      officer)

                /s/ DAVID A. HENRY                   Vice President, Corporate Controller (principal
---------------------------------------------------    accounting officer)
                  David A. Henry

                         *                           Director
---------------------------------------------------
                 William N. Stout

                         *                           Director
---------------------------------------------------
                 Paul C. Schorr IV

                         *                           Director
---------------------------------------------------
                 Ronald W. Shelly

* By: /s/ DANIEL E. BOXER
     --------------------------------------------------
     Daniel E. Boxer
     Attorney-in-fact

                                   SIGNATURES


     Pursuant to the requirements of the Securities Act of 1933, as amended, the below-named Registrant has duly caused this Amendment No. 3 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of South Portland, State of Maine, on the 31st day of August 1999.


                                      FAIRCHILD SEMICONDUCTOR
                                      CORPORATION OF CALIFORNIA

                                      By: /s/ DANIEL E. BOXER
                                         ---------------------------------------
                                         Director


     Pursuant to the requirements of the Securities Act of 1933, as amended, this Registration Statement has been signed below by the following persons in the capacities at the above-named Registrant on August 31, 1999.


                     SIGNATURE                                            TITLE
                     ---------                                            -----

                         *                           President and Chief Executive Officer
---------------------------------------------------    (principal executive officer)
                   Kirk P. Pond

                         *                           Executive Vice President, Chief Financial
---------------------------------------------------    Officer and Director (principal financial and
                 Joseph R. Martin                      accounting officer)

                /s/ DANIEL E. BOXER                  Director
---------------------------------------------------
                  Daniel E. Boxer

* By: /s/ DANIEL E. BOXER
     --------------------------------------------------
     Daniel E. Boxer
     Attorney-in-fact

                                 EXHIBIT INDEX

EXHIBIT
  NO.                             DESCRIPTION                           PAGE
-------                           -----------                           ----
  2.01    Agreement and Plan of Recapitalization dated January 24,
          1997 between Sterling Holding Company, LLC and National
          Semiconductor (incorporated by reference from the Company's
          Registration Statement on Form S-4, filed May 12, 1997 (File
          No. 333-26897)).
  2.02    Asset Purchase Agreement dated as of March 11, 1997 between the Company and National Semiconductor (incorporated by
          reference from the Company's Registration Statement on Form
          S-4, filed May 12, 1997 (File No. 333-26897)).
  2.03    Acquisition Agreement dated November 25, 1997 between the
          Company and Raytheon Company (incorporated by reference from the Company's Current Report on Form 8-K dated December 31,
          1997, filed January 13, 1998).
  2.04    Amendment No. 1 to Acquisition Agreement dated December 29,
          1997 between the Company and Raytheon Company (incorporated by reference from the Company's Current Report on Form 8-K dated December 31, 1997, filed January 13, 1998).
  2.05    Exhibit 3.14 to Acquisition Agreement dated December 29,
          1997 between the Company and Raytheon Company (incorporated by reference from the Company's Current Report on Form 8-K dated December 31, 1997, filed January 13, 1998).
  2.06    Business Transfer Agreement dated December 20, 1998 between
          Samsung Electronics and the Company (incorporated by
          reference from the Company's Current Report on Form 8-K
          dated April 13, 1999, filed April 27, 1999).
  2.07    Closing Agreement dated April 13, 1999 among Samsung
          Electronics, Fairchild Korea and the Company (incorporated by reference from the Company's Current Report on Form 8-K dated April 13, 1999, filed April 27, 1999).
  3.01    Certificate of Incorporation of the Company (incorporated by reference from the Company's Registration Statement on Form
          S-4, filed May 12, 1997 (File No. 333-26897)).
  3.02    Bylaws of the Company (incorporated by reference from the
          Company's Registration Statement on Form S-4, filed May 12,
          1997 (File No. 333-26897)).
  3.03    Certificate of Incorporation of Fairchild International
          (incorporated by reference from the Company's Registration
          Statement on Form S-4, filed May 12, 1997 (File No.
          333-26897)).
  3.04    Bylaws of Fairchild International (incorporated by reference from the Company's Registration Statement on Form S-4, filed
          May 12, 1997 (File No. 333-26897)).
  3.05    Certificate of Amendment to Certificate of Incorporation of
          Fairchild International (incorporated by reference from
          Fairchild International's Registration Statement on Form
          S-8, filed July 7, 1998 (File No. 333-58603)).
  3.06    Certificate of Amendment of Certificate of Incorporation of
          Fairchild International (incorporated by reference from
          Amendment No. 1 to Fairchild International's Registration
          Statement on Form S-1, filed June 30, 1999 (File No.
          333-78557)).
  3.07    Restated Certificate of Incorporation of Fairchild
          International (incorporated by reference from Amendment No.
          3 to Fairchild International's Registration Statement on
          Form S-1, filed July 9, 1999 (File No. 333-78557)).
  3.08    Certificate of Incorporation of Fairchild Semiconductor
          Corporation of California.+
  3.09    Bylaws of Fairchild Semiconductor Corporation of
          California.+

EXHIBIT
  NO.                             DESCRIPTION                           PAGE
-------                           -----------                           ----
  3.10    Certificate of Amendment of Certificate of Incorporation of
          Fairchild Semiconductor Corporation of California.+
  4.01    Indenture dated April 7, 1999 among the Company, Fairchild
          International, as Guarantor, Fairchild Semiconductor
          Corporation of California, as Guarantor, and the United
          States Trust Company of New York (incorporated by reference from Amendment No. 1 to Fairchild International's
          Registration Statement on Form S-1, filed June 30, 1999
          (File No. 333-78557)).
  4.02    Form of 10 3/8% Senior Subordinated Notes Due 2007 (included in Exhibit 4.01).
  4.03    Registration Rights Agreement dated March 30, 1999 among the
          Company, Fairchild International, as Guarantor, Fairchild
          California, as Guarantor, Credit Suisse First Boston
          Corporation, Morgan Stanley & Co. Incorporated, Salomon
          Smith Barney Inc. and Fleet Securities, Inc. (incorporated by reference from Amendment No. 1 to Fairchild
          International's Registration Statement on Form S-1, filed
          June 30, 1999 (File No. 333-78557)).
  5.01    Opinion of Dechert Price & Rhoads.+
 10.01    Indenture dated as of March 11, 1997 among the Company,
          Fairchild International, as Guarantor and United States
          Trust Company of New York, as Trustee relating to the
          Company's 10 1/8% Senior Subordinated Notes (incorporated by reference from the Company's Registration Statement on Form
          S-4, filed May 12, 1997 (File No. 333-26897)).
 10.02    Form of 10 1/8% Senior Subordinated Notes Due 2007 (included in Exhibit 10.01).
 10.03    Technology Licensing and Transfer Agreement dated March 11,
          1997 between National Semiconductor and the Company
          (incorporated by reference from Amendment No. 3 to the
          Company's Registration Statement on Form S-4, filed July 9,
          1997 (File No. 333-26897)).
 10.04    Transition Services Agreement dated March 11, 1997 between
          National Semiconductor and the Company (incorporated by
          reference from the Company's Registration Statement on Form
          S-4, filed May 12, 1997 (File No. 333-26897)).
 10.05    Fairchild Foundry Services Agreement dated March 11, 1997
          between National Semiconductor and the Company (incorporated by reference from Amendment No. 3 to the Company's
          Registration Statement on Form S-4, filed July 9, 1997 (File
          No. 333-26897)).
 10.06    Revenue Side Letter dated March 11, 1997 between National
          Semiconductor and the Company (incorporated by reference
          from Amendment No. 3 to the Company's Registration Statement on Form S-4, filed July 9, 1997 (File No. 333-26897)).
 10.07    Fairchild Assembly Services Agreement dated March 11, 1997 between National Semiconductor and the Company (incorporated by reference from Amendment No. 3 to the Company's
          Registration Statement on Form S-4, filed July 9, 1997 (File
          No. 333-26897)).
 10.08    National Foundry Services Agreement dated March 11, 1997
          between National Semiconductor and the Company (incorporated by reference from Amendment No. 3 to the Company's
          Registration Statement on Form S-4, filed July 9, 1997 (File
          No. 333-26897)).

EXHIBIT
  NO.                             DESCRIPTION                           PAGE
-------                           -----------                           ----
 10.09    National Assembly Services Agreement dated March 11, 1997
          between National Semiconductor and the Company (incorporated by reference from Amendment No. 3 to the Company's
          Registration Statement on Form S-4, filed July 9, 1997 (File
          No. 333-26897)).
 10.10    Mil/Aero Wafer and Services Agreement dated March 11, 1997 between National Semiconductor and the Company (incorporated by reference from Amendment No. 3 to the Company's
          Registration Statement on Form S-4, filed July 9, 1997 (File
          No. 333-26897)).
 10.11    Shared Services Agreement (South Portland) dated March 11,
          1997 between National Semiconductor and the Company
          (incorporated by reference from the Company's Registration
          Statement on Form S-4, filed May 12, 1997 (File No.
          333-26897)).
 10.12    Credit Agreement dated March 11, 1997 among the Company,
          Fairchild International, Various Banks, Bankers Trust
          Company, Credit Suisse First Boston Corporation and Canadian
          Imperial Bank of Commerce (incorporated by reference from
          the Company's Registration Statement on Form S-4, filed May
          12, 1997 (File No. 333-26897)).
 10.13    Corporate Agreement dated February 20, 1992 between Torex
          Semiconductor Ltd. and National Semiconductor (incorporated by reference from Amendment No. 3 to the Company's
          Registration Statement on Form S-4, filed July 9, 1997 (File
          No. 333-26897)).
 10.14    Assembly/Test Subcontract Agreement dated August 13, 1998
          between NS Electronics Bangkok (1993) Ltd. and the Company
          (incorporated by reference from the Company's Annual Report on Form 10-K for the fiscal year ended May 31, 1998, filed
          August 27, 1998).
 10.15    Supply Agreement dated January 20, 1996 between National
          Semiconductor and Dynacraft Industries Sdn. Bhd.
          (incorporated by reference from Amendment No. 3 to the
          Company's Registration Statement on Form S-4, filed dated
          July 9, 1997 (File No. 333-26897)).
 10.16    Licensing and Manufacturing Agreement dated April 27, 1990 between National Semiconductor and Waferscale Integration,
          Inc. (incorporated by reference from Amendment No. 3 to the
          Company's Registration Statement on Form S-4, filed July 9,
          1997 (File No. 333-26897)).
 10.17    Qualified Titles Corresponding to Registry Title Nos. 19, 44
          and 3400-Mk 12 from the State of Penang, Malaysia and
          corresponding Sale and Purchase Agreements, each dated March
          11, 1997, between National Semiconductor Sdn. Bhd. and
          Fairchild Semiconductor Sdn. Bhd. (incorporated by reference from the Company's Registration Statement on Form S-4, filed
          May 12, 1997 (File No. 333-26897)).
 10.18    Lease Agreement dated October 10, 1979 between Export
          Processing Zone Authority and Fairchild Semiconductor (Hong
          Kong) Limited, and Supplemental Agreements thereto dated May
          1, 1982; December 12, 1983; August 17, 1984; March 10, 1987;
          February 16, 1990; August 25, 1994; May 29, 1995; June 7,
          1995; November 9, 1995; and October 24, 1996 (incorporated by reference from the Company's Registration Statement on
          Form S-4, filed May 12, 1997 (File No. 333-26897)).
 10.19    Lease for Santa Clara Facilities dated as of March 11, 1997 between National Semiconductor and the Company (incorporated by reference from the Company's Registration Statement on
          Form S-4, filed May 12, 1997 (File No. 333-26897)).

EXHIBIT
  NO.                             DESCRIPTION                           PAGE
-------                           -----------                           ----
 10.20    Shared Facilities Agreement (South Portland) dated March 11,
          1997 between National Semiconductor and the Company
          (incorporated by reference from the Company's Registration
          Statement on Form S-4, filed May 12, 1997 (File No.
          333-26897)).
 10.21    Environmental Side Letter dated March 11, 1997 between
          National Semiconductor and the Company (incorporated by
          reference from the Company's Registration Statement on Form
          S-4, filed May 12, 1997 (File No. 333-26897)).
 10.22    Master Sublease Agreement dated March 11, 1997 between
          National Semiconductor and the Company and Master Lease
          Agreement dated December 13, 1994 between General Electric
          Capital Corporation and National Semiconductor (incorporated by reference from the Company's Registration Statement on
          Form S-4, filed May 12, 1997 (File No. 333-26897)).
 10.23    Fairchild NSC Deferred Compensation Plan Trust established effective March 11, 1997 (incorporated by reference from the
          Company's Registration Statement on Form S-4, filed May 12,
          1997 (File No. 333-26897)).
 10.24    Fairchild NSC Deferred Compensation Plan assumed and
          continued, effective March 11, 1997 (included as Schedule A to Exhibit 10.23).
 10.25    Fairchild Benefit Restoration Plan (incorporated by
          reference from the Company's Registration Statement on Form
          S-4, filed May 12, 1997 (File No. 333-26897)).
 10.26    Fairchild Incentive Plan (incorporated by reference from the
          Company's Registration Statement on Form S-4, filed May 12,
          1997 (File No. 333-26897)).
 10.27    FSC Semiconductor Corporation Executive Officer Incentive
          Plan (incorporated by reference from the Company's
          Registration Statement on Form S-4, filed May 12, 1997 (File
          No. 333-26897)).
 10.28    FSC Semiconductor Corporation Stock Option Plan
          (incorporated by reference from the Company's Registration
          Statement on Form S-4, filed May 12, 1997 (File No.
          333-26897)).
 10.29    Employment Agreement dated March 11, 1997 among the Company,
          Fairchild International, Sterling Holding Company, LLC and
          Kirk P. Pond (incorporated by reference from the Company's
          Registration Statement on Form S-4, filed May 12, 1997 (File
          No. 333-26897)).
 10.30    Employment Agreement dated March 11, 1997 among the Company,
          Fairchild International, Sterling Holding Company, LLC and
          Joseph R. Martin (incorporated by reference from the
          Company's Registration Statement on Form S-4, filed May 12,
          1997 (File No. 333-26897)).
 10.31    Credit Agreement -- Amended and Restated as of December 31,
          1997 (incorporated by reference from the Company's Quarterly
          Report on Form 10-Q for the quarterly period ended March 1,
          1998, filed April 13, 1998).
 10.32    Employee Stock Purchase Savings Plan, as amended as of June
          25, 1998 (incorporated by reference from the Company's
          Annual Report on Form 10-K for the fiscal year ended May 31,
          1998, filed August 27, 1998).
 10.33    Fairchild Revocable Savings Plan Trust, dated February 20,
          1998, executed by Fleet Bank of Maine, as trustee
          (incorporated by reference from Fairchild International's
          Registration Statement on Form S-8, filed July 7, 1998 (File
          No. 333-58603)).
 10.34    Amendment to Securities Purchase and Holders Agreement dated
          May 29, 1998 (incorporated by reference from the Company's
          Annual Report on Form 10-K for the fiscal year ended May 31,
          1998, filed August 27, 1998).

EXHIBIT
  NO.                             DESCRIPTION                           PAGE
-------                           -----------                           ----
 10.35    Form of Promissory Note between the Company and Management
          Investors dated June 3, 1998 (incorporated by reference from the Company's Annual Report on Form 10-K for the fiscal year ended dated May 31, 1998, filed August 27, 1998).
 10.36    Second Amendment to Amended and Restated Credit Agreement
          dated August 25, 1998 among Fairchild International, the
          Company, the lenders party to the Credit Agreement dated
          March 11, 1997, Bankers Trust Company, Credit Suisse First
          Boston Corporation and Canadian Imperial Bank of Commerce
          (incorporated by reference from the Company's Current Report on Form 10-Q for the fiscal quarter ended August 30, 1998, filed October 9, 1998).
 10.37    Purchase Agreement dated March 30, 1999 among the Company,
          Fairchild International, Fairchild Semiconductor Corporation
          of California, Credit Suisse First Boston Corporation,
          Morgan Stanley & Co. Incorporated, Salomon Smith Barney Inc.
          and Fleet Securities, Inc. (incorporated by reference from
          Amendment No. 1 to Fairchild International's Registration
          Statement on Form S-1, filed June 30, 1999 (File No.
          333-78557)).
 10.38    Transitional Services Agreement dated April 13, 1999 between
          Samsung Electronics and Fairchild Korea (incorporated by
          reference from Amendment No. 1 to Fairchild International's
          Registration Statement on Form S-1, filed June 30, 1999
          (File No. 333-78557)).
 10.39    Product Supply Agreement dated April 13, 1999 between
          Samsung Electronics and Fairchild Korea (incorporated by
          reference from Amendment No. 1 to Fairchild International's
          Registration Statement on Form S-1, filed June 30, 1999
          (File No. 333-78557)).
 10.40    Foundry Sale Agreement dated April 13, 1999 between Samsung
          Electronics and Fairchild Korea (incorporated by reference from Amendment No. 1 to Fairchild International's
          Registration Statement on Form S-1, filed June 30, 1999
          (File No. 333-78557)).
 10.41    Intellectual Property License Agreement dated April 13, 1999 between Samsung Electronics and Fairchild Korea
          (incorporated by reference from Amendment No. 1 to Fairchild
          International's Registration Statement on Form S-1, filed
          June 30, 1999 (File No. 333-78557)).
 10.42    Trademark License Agreement dated April 13, 1999 between
          Samsung Electronics and Fairchild Korea (incorporated by
          reference from Amendment No. 1 to Fairchild International's
          Registration Statement on Form S-1, filed June 30, 1999
          (File No. 333-78557)).
 10.43    Assembly and Test Services Agreement (Onyang) dated April
          13, 1999 between Samsung Electronics and Fairchild Korea
          (incorporated by reference from Amendment No. 1 to Fairchild
          International's Registration Statement on Form S-1, filed
          June 30, 1999 (File No. 333-78557)).
 10.44    Assembly and Test Services Agreement (Suzhou) dated April
          13, 1999 between SESS Electronics Suzhou Semiconductor Co.,
          Ltd. and Fairchild Korea (incorporated by reference from
          Amendment No. 1 to Fairchild International's Registration
          Statement on Form S-1, filed June 30, 1999 (File No.
          333-78557)).
 10.45    EPI Services Agreement dated April 13, 1999 between Samsung
          Electronics and Fairchild Korea (incorporated by reference from Amendment No. 1 to Fairchild International's
          Registration Statement on Form S-1, filed June 30, 1999
          (File No. 333-78557)).

EXHIBIT
  NO.                             DESCRIPTION                           PAGE
-------                           -----------                           ----
 10.46    Photo Mask Supply Agreement dated April 13, 1999 between
          Samsung Electronics and Fairchild Korea (incorporated by
          reference from Amendment No. 1 to Fairchild International's
          Registration Statement on Form S-1, filed June 30, 1999
          (File No. 333-78557)).
 10.47    Credit Agreement dated April 14, 1999 among the Company,
          Fairchild International, certain lenders named within the
          Credit Agreement, Credit Suisse First Boston Corporation,
          Salomon Brothers Holding Company Inc., ABN Amro Bank NV and
          Fleet National Bank (incorporated by reference from
          Amendment No. 1 to Fairchild International's Registration
          Statement on Form S-1, filed June 30, 1999 (File No.
          333-78557)).
 10.48    Employment Agreement dated March 28, 1999 between Fairchild
          International and Deok-Jung Kim (incorporated by reference from Amendment No. 1 to Fairchild International's
          Registration Statement on Form S-1, filed June 30, 1999
          (File No. 333-78557)).
 10.49    Employment Agreement dated as of April 23, 1999 between the
          Company and Kyoung-Soo Kim (incorporated by reference from
          Amendment No. 1 to Fairchild International's Registration
          Statement on Form S-1, filed June 30, 1999 (File No.
          333-78557)).
 10.50    Sublease Agreement dated April 23, 1999 between Veritas
          Software Corporation and Fairchild California (incorporated by reference from Amendment No. 1 to Fairchild
          International's Registration Statement on Form S-1, filed
          June 30, 1999 (File No. 333-78557)).
 10.51    Fairchild Executive Incentive Plan, as amended and restated, effective June 1, 1998 (incorporated by reference from
          Amendment No. 1 to Fairchild International's Registration
          Statement on Form S-1, filed June 30, 1999 (File No.
          333-78557)).
 10.52    Securities Purchase and Holders Agreement dated as of March
          11, 1997 among Fairchild International, Sterling, National
          Semiconductor and Management Investors (incorporated by
          reference from Amendment No. 1 to Fairchild International's
          Registration Statement on Form S-1, filed June 30, 1999
          (File No. 333-78557)).
 12.01    Statement of Computation of Ratio of Earnings to Fixed
          Charges.+
 21.01    Subsidiaries of the Company and the Additional Registrants.+
 23.01    Consent of Dechert Price & Rhoads (included in the opinion filed as Exhibit 5.01).
 23.02    Consent of Samil Accounting Corporation.+
 23.03    Consent of KPMG LLP.+
 23.04    Consent of KPMG LLP.+
 23.05    Consent of KPMG LLP.
 24.01    Power of Attorney+
 25.01    Statement of Eligibility and Qualification of United States
          Trust Company of New York on Form T- 1.+
 99.01    Form of Letter of Transmittal.+
 99.02    Form of Notice of Guaranteed Delivery.+


------------------------

+ Previously filed.